UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2015

COMM 2015-CCRE26 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Jefferies LoanCore LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-23	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS

On or about October 8, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2015-CCRE26 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 8, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be 60 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 98 commercial, multifamily and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated September 28, 2015, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated September 28, 2015, between the Registrant and CCRE; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Jefferies LoanCore LLC (“JLC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated September 28, 2015, between the Registrant and JLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), Jefferies LLC (“Jefferies”) and CastleOak Securities, L.P. (“CastleOak”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 28, 2015, between the Registrant, GACC and DBSI, CF&Co., Jefferies and CastleOak, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, CF&Co. and Wells Fargo Securities, LLC (“WFS”) pursuant to the Certificate Purchase Agreement, dated as of September 28, 2015, between the Registrant, GACC and DBSI, CF&Co. and WFS, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

Berkeley Point Capital LLC will act as primary servicer with respect to three (3) of the Mortgage Loans that CCRE will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.4 and dated as of October 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 28, 2015, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01.  Entry into a Material Definitive Agreement.

Each of the Mortgage Loans identified as “11 Madison Avenue” and “Heartland Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “11 Madison Avenue Mortgage Loan” and “Heartland Industrial Portfolio Mortgage Loan”, respectively), is an asset of the Issuing Entity.

The 11 Madison Avenue Mortgage Loan is part of a loan combination (the “11 Madison Avenue Loan Combination”) that includes the 11 Madison Avenue Mortgage Loan, fifteen (15) other pari passu companion loans, which are not assets of the Issuing Entity, and three (3) subordinate companion loans, which are not assets of the Issuing Entity. The 11 Madison Avenue Loan Combination, including the 11 Madison Avenue Mortgage Loan, is currently being serviced and administered under the trust and servicing agreement, dated as of September 6, 2015 (the “MAD 2015-11MD Trust and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The MAD 2015-11MD Trust and Servicing Agreement is attached hereto as Exhibit 99.5.

The Heartland Industrial Portfolio Mortgage Loan is part of a loan combination (the “Heartland Industrial Portfolio Loan Combination”) that includes the Heartland Industrial Portfolio Mortgage Loan and two (2) other pari passu companion loans, which are not assets of the Issuing Entity. The Heartland Industrial Portfolio Loan Combination, including the Heartland Industrial Portfolio Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2015 (the “COMM 2015-CCRE25 Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor. The COMM 2015-CCRE25 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

The initial holders of the promissory notes evidencing the 11 Madison Avenue Loan Combination (the “11 Madison Avenue Noteholders”) have entered into a co-lender agreement, dated as of September 6, 2015 (the “11 Madison Avenue Co-lender Agreement”), between the 11 Madison Avenue Noteholders, that sets forth the respective right of each 11 Madison Avenue Noteholder. The 11 Madison Avenue Co-lender Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the Heartland Industrial Portfolio Loan Combination (the “Heartland Industrial Portfolio Noteholders”) have entered into a co-lender agreement, dated as of August 6, 2015 (the “Heartland Industrial Portfolio Co-lender Agreement”), between the Heartland Industrial Portfolio Noteholders, that sets forth the respective right of each Heartland Industrial Portfolio Noteholder. The Heartland Industrial Portfolio Co-lender Agreement is attached hereto as Exhibit 99.8.

The Mortgage Loan identified as “Prudential Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Prudential Plaza Mortgage Loan”) is part of a loan combination (the “Prudential Plaza Loan Combination”) that includes the Prudential

Plaza Mortgage Loan and three (3) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the Prudential Plaza Loan Combination (the “Prudential Plaza Noteholders”) have entered into a co-lender agreement, dated as of October 8, 2015 (the “Prudential Plaza Co-lender Agreement”), between the Prudential Plaza Noteholders, that sets forth the respective right of each Prudential Plaza Noteholder. The Prudential Plaza Co-lender Agreement is attached hereto as Exhibit 99.9.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on October 7, 2015 (the “Prospectus Supplement”), (i) the terms and conditions of the MAD 2015-11MD Trust and Servicing Agreement applicable to the servicing of the 11 Madison Avenue Mortgage Loan are substantially similar (except as noted in “Description of the Mortgage Pool—Loan Combinations—11 Madison Avenue Loan Combination—Description of the MAD 2015-11MD Trust and Servicing Agreement” in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 11 Madison Avenue Mortgage Loan) and (ii) the terms and conditions of the COMM 2015-CCRE25 Pooling and Servicing Agreement applicable to the servicing of the Heartland Industrial Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Heartland Industrial Portfolio Mortgage Loan).

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits:

1.1	Underwriting Agreement, dated as of September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC and CastleOak Securities, L.P.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Primary Servicing Agreement, dated as of October 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

99.5	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank

National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

99.6	Pooling and Servicing Agreement, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.7	Co-lender Agreement, dated as of September 6, 2015, between German American Capital Corporation, Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association.

99.8	Co-lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as the initial note A-1 holder, German American Capital Corporation, as the initial note A-2 holder, and German American Capital Corporation, as the initial note A-3 holder.

99.9	Co-lender Agreement, dated as of October 8, 2015, between German American Capital Corporation, as the initial note A-1 holder, German American Capital Corporation, as the initial note A-2 holder, German American Capital Corporation, as the initial note A-3 holder, and German American Capital Corporation, as the initial note A-4 holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: October 7, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC and CastleOak Securities, L.P.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Primary Servicing Agreement, dated as of October 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

99.5	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

99.6	Pooling and Servicing Agreement, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.7	Co-lender Agreement, dated as of September 6, 2015, between German American Capital Corporation, Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association.

99.8	Co-lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as the initial note A-1 holder, German American Capital Corporation, as the initial note A-2 holder, and German American Capital Corporation, as the initial note A-3 holder.

99.9	Co-lender Agreement, dated as of October 8, 2015, between German American Capital Corporation, as the initial note A-1 holder, German American Capital Corporation, as the initial note A-2 holder, German American Capital Corporation, as the initial note A-3 holder, and German American Capital Corporation, as the initial note A-4 holder.